UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15 (d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 14, 2004

JLG Industries, Inc. Employees’ Retirement Savings Plan
(Exact name of registrant as specified in its charter)

PENNSYLVANIA	0-12123	25-1199382
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

1 JLG Drive, McConnellsburg, PA	17233-9533
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:
(7l7) 485-5161

Not Applicable
(Former name or former address, if changed since last report)

Item 4.    Changes in Registrant’s Certifying Accountant.

(a)	Previous Independent Accountants.

(i)	On April 14, 2004, the Registrant dismissed Smith Elliott Kearns & Company, LLC as the independent accountants for the JLG Industries, Inc. Employees’ Retirement Savings Plan (the “Plan”).

(ii)	The decision to change accountants was recommended and approved by the JLG Industries, Inc. Administrative Committee pursuant to previously granted authority from the Board of Directors as set forth in the applicable Plan document.

(iii)	The reports of Smith Elliott Kearns & Company, LLC on the statements of net assets available for the benefits of the Plan for the years ended December 31, 2001 and 2002, and the related statements of changes in net assets available for benefits for the years ended December 31, 2001 and December 31, 2002 contained no adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principle.

(iv)	In connection with its audits of the Plan for the two most recent fiscal years and through April 14, 2004, there have been no disagreements with Smith Elliott Kearns & Company, LLC on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements if not resolved to the satisfaction of Smith Elliott Kearns & Company, LLC would have caused them to make reference thereto in their reports on the financial statements for such years.

(v)	During the two most recent fiscal years and through April 14, 2004, there have been no reportable events (as defined in Regulation S-K Item 304(a)(1)(v)).

(vi)	The Registrant provided Smith Elliott Kearns & Company, LLC with a copy of the Current Report on Form 8-K and has requested that Smith Elliott Kearns & Company, LLC furnish it with a letter addressed to the SEC stating whether or not it agrees with the above statements. A copy of such letter, dated April 14, 2004, is filed as Exhibit 16.1 to this Form 8-K.

(b)	New Independent Accountants.

The Registrant selected Grant Thornton LLP as its new independent accountants for the Plan as of April 14, 2004. During the two most recent fiscal years and through April 14, 2004, the Registrant did not consult with Grant Thornton LLP regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Plan’s financial statements or (ii) any matter that was either the subject of a disagreement, as that term is defined in Item 304(a) (1) (iv) of Regulation S-K and the related instructions to Item 304 of Regulation S-K, or a reportable event, as that term is defined in Item 304(a) (1) (v) of Regulation S-K.

Item 7.    Financial Statements, Pro Forma Financial Information and Exhibits.

(c)	Exhibits.

16.1	Letter from Smith Elliott Kearns & Company, LLC, dated April 14, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

JLG Industries, Inc. Employees’ Retirement Savings Plan (Registrant)

Date: April 14, 2004	/s/ Thomas D. Singer

Thomas D. Singer Senior Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit No.	Description

16.1	Letter from Smith Elliott Kearns & Company, LLC, dated April 14, 2004.

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